702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX DYNAMIC FUNDS

RYDEX SERIES FUNDS

Supplement dated April 29, 2022 to the currently effective Rydex Dynamic Funds’ Class A and Class C Shares Statutory Prospectus dated August 1, 2021 and Rydex Series Funds’ Class A, Class C, and Institutional Class Shares Statutory Prospectus dated August 1, 2021 (collectively, the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Shareholders purchasing Fund shares through an E*TRADE Securities LLC (“E*TRADE”) brokerage account are eligible for the sales charge waivers and discounts described below, which may differ from those disclosed elsewhere in the Funds’ Prospectus and Statements of Additional Information. Therefore, effective immediately, the disclosure below describing the sales charge waivers and discounts available through E*TRADE is added to Appendix A (“Sales Charge Waivers and Discounts Through Intermediaries”) of the Prospectus.

E*TRADE Securities LLC (“E*TRADE”)

E*TRADE Front-End Sales Charge Waiver

Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

Please retain this supplement for future reference.

RDX-SUP9-0422x0822